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                                                                    EXHIBIT 10.2

                                                               EXECUTION VERSION

                                  $415,000,000

                             AMERIGAS PARTNERS, L.P.
                             AMERIGAS FINANCE CORP.

                           7.25% SENIOR NOTES DUE 2015

                               PURCHASE AGREEMENT

                                                                  April 13, 2005

CREDIT SUISSE FIRST BOSTON LLC,
  As Representative of the Several Purchasers,
    Eleven Madison Avenue,
      New York, N.Y. 10010-3629

Ladies and Gentlemen:

      AmeriGas Partners, L.P., a Delaware limited partnership (the "PARTNERSHIP"), and AmeriGas Finance Corp., a Delaware corporation and a wholly-owned subsidiary of the Partnership ("FINANCE CORP." and, together with the Partnership, the "ISSUERS"), propose, subject to the terms and conditions stated herein, to issue and sell to the several initial purchasers named in Schedule A hereto (the "PURCHASERS") U.S. $415,000,000 principal amount of their 7.25% Senior Notes due 2015 (the "OFFERED SECURITIES") to be issued under an indenture (the "INDENTURE"), among the Issuers and Wachovia Bank, National Association, as trustee (the "TRUSTEE"), to be dated as of the Closing Date, as defined below. Finance Corp., the Partnership, along with its operating partnership, AmeriGas Propane, L.P., a Delaware limited partnership ("AMERIGAS PROPANE"), AmeriGas Eagle Propane, L.P. a Delaware limited partnership ("AMERIGAS EAGLE," and together with AmeriGas Propane, the "OPERATING PARTNERSHIPS"), AmeriGas Propane, Inc., a Pennsylvania corporation and general partner of both the Partnership and AmeriGas Propane (the "GENERAL PARTNER") and AmeriGas Eagle Holdings, Inc., a Delaware corporation and general partner of AmeriGas Eagle (the "EAGLE GENERAL PARTNER," and together with the General Partner, the "GENERAL PARTNERS") are collectively referred to herein as the "PARTNERSHIP ENTITIES." The United States Securities Act of 1933, as amended, is herein referred to as the "SECURITIES ACT."

      The holders of the Offered Securities will be entitled to the benefits of a Registration Rights Agreement to be dated as of the Closing Date among the Issuers and the Purchasers (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Issuers agree to file one or more registration statements with the Securities and Exchange Commission (the "COMMISSION") providing for the registration of the Offered Securities under the Securities Act.

      The Issuers, Operating Partnerships and the General Partners hereby agree with the several Purchasers as follows:

      1. Issuance of the Offered Securities. The Offered Securities will be offered and sold to the Purchasers pursuant to an exemption from the registration requirements under the Securities Act. The Issuers have prepared a preliminary offering circular, dated April 12, 2005 (the "PRELIMINARY OFFERING CIRCULAR"),

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and a final offering circular, dated April 14, 2005 (the "OFFERING CIRCULAR")
relating to the Offered Securities. The Preliminary Offering Circular, Offering Circular and all documents incorporated by reference therein are hereinafter referred to as the "OFFERING DOCUMENT."

      2. Representations and Warranties of the Issuers, the Operating Partnerships and the General Partners. The Issuers, the Operating Partnerships and the General Partners jointly and severally represent and warrant to, and agree with, the several Purchasers that:

            (a) On the date of this Agreement, the Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, misleading. The preceding sentence does not apply to statements in or omissions from the Offering Document based upon written information furnished to the Issuers or the General Partners by any Purchaser through Credit Suisse First Boston LLC ("CSFB") specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(c) hereof. Such documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and the rules and regulations of the Commission thereunder.

            (b) Each of the Partnership and the Operating Partnerships have been duly formed and is validly existing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act (the "DELAWARE ACT") with full partnership power and authority to own, lease and operate their respective properties and to conduct their respective businesses in all material respects as described in the Offering Circular, and each of the Partnership and the Operating Partnerships is duly registered or qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the financial condition, business, properties, results of operations, or prospects ("MATERIAL ADVERSE EFFECT") of the Issuers and the Operating Partnerships taken as a whole.

            (c) Finance Corp. is a corporation duly incorporated, validly existing and in good standing under the Delaware General Corporation Law (the "DGCL"), with full corporate power and authority to own, lease and operate its properties and to conduct its business in all material respects as described in the Offering Circular, and Finance Corp. is duly registered or qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a Material Adverse Effect on the Issuers and the Operating Partnerships, taken as a whole.

            (d) The General Partner is a corporation duly incorporated and presently subsisting under the laws of the Commonwealth of Pennsylvania, with full corporate power and authority to own, lease and operate its properties and to conduct its business and to act as general partner of the Partnership and of AmeriGas Propane, in each case in all material respects as described in the Offering Circular, and the General Partner is duly registered or qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify (i) does not have a Material Adverse Effect on the Issuers and the Operating Partnerships, taken as a whole, or (ii) would not subject the limited partners that are unitholders of the Partnership to any material liability or disability.

            (e) The Eagle General Partner is a corporation duly incorporated, validly existing and in good standing under the DGCL, with full corporate power and authority to own, lease and operate its properties and to conduct its business and to act as general partner of AmeriGas Eagle, in all

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      material respects as described in the Offering Circular, and the Eagle
      General Partner is duly registered or qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a Material Adverse Effect on the Issuers and the Operating Partnerships, taken as a whole, or the Eagle General Partner.

            (f) None of the General Partners, the Partnership nor the Operating Partnerships has any subsidiaries, other than the Partnership and the Operating Partnerships themselves and Petrolane Incorporated, a Pennsylvania corporation ("PETROLANE"), which would be deemed to be a significant subsidiary (as such term is defined in Section 1-02 of Regulation S-X).

            (g) None of the Issuers, the Operating Partnerships or the General Partners is in violation of its partnership agreement, certificate or articles of incorporation or by-laws, or other organizational documents. None of the Issuers, the Operating Partnerships or the General Partners is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Issuers, the Operating Partnerships, or the General Partners, as applicable, or of any decree or any court or governmental agency or body having jurisdiction over the Issuers, the Operating Partnerships and the General Partners, which violation would, if continued, have a Material Adverse Effect on the Issuers and the Operating Partnerships, taken as a whole. None of the Issuers, the Operating Partnerships or the General Partners is in breach, default or violation in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Issuers, the Operating Partnerships or the General Partners is a party or by which any of them or any of their respective properties may be bound which breach, default or violation would, if continued, have a Material Adverse Effect on the Issuers and the Operating Partnerships, taken as a whole.

            (h) None of the offering, issuance and sale of the Offered Securities, the execution, delivery or performance of this Agreement by the Issuers, the Operating Partnerships or the General Partners, the execution, delivery and performance of the Indenture and the Registration Rights Agreement by the Issuers or the consummation by the Issuers, the Operating Partnerships or the General Partners of the transactions contemplated hereby (A) requires any permit, consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official which has not been obtained or (B) conflicts or will conflict with or constitutes or will constitute a violation of the agreement of limited partnership, certificate or articles of incorporation or by-laws or other organizational documents of either of the Issuers or any of their respective subsidiaries, the Operating Partnerships or the General Partners or (C) conflicts or will conflict with or constitutes or will constitute a breach or violation of, or a default under, any agreement, indenture, lease or other instrument to which either of the Issuers or any of their respective subsidiaries, the Operating Partnerships or the General Partners is a party or by which any of them or any of their respective properties may be bound other than as described in the Offering Circular, or (D) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to either of the Issuers or any of their respective subsidiaries, the Operating Partnerships or the General Partners or any of their respective properties, or (E) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of either of the Issuers or any of their respective subsidiaries, the Operating Partnerships or the General Partners pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be bound or to which any of the property or assets of any of them is subject (other than as described in the Offering Circular) which conflict, breach, violation or default would, if continued, have a Material Adverse Effect on the Issuers and the Operating Partnerships, taken as a whole, or the General Partners except for such as have been obtained and made (or, in the case of

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      the Registration Rights Agreement, will be obtained and made) under the
      Securities Act, the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), and state securities or Blue Sky laws and regulations or such as may be required by the National Association of Securities Dealers ("NASD"), or which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect on the Issuers and the Operating Partnerships, taken as a whole.

            (i) No registration under the Securities Act of the Offered Securities is required for the sale of the Offered Securities to the Purchasers as contemplated hereby or for the offer of the Offered Securities (the "EXEMPT RESALES") assuming (i) that the purchasers who buy the Offered Securities in the Exempt Resales are either "qualified institutional buyers" ("QIBS"), as defined in Rule 144A of the Securities Act ("RULE 144A"), or persons permitted under Regulation S of the Securities Act ("REGULATION S") to purchase the Offered Securities in offshore transactions ("REGULATION S PURCHASERS") and (ii) the accuracy of the Purchasers' representations regarding the absence of a general solicitation in connection with the sale of the Offered Securities to the Purchasers and the Exempt Resales contained herein. No form of general solicitation or general advertising was used by either of the Issuers or the General Partners or their affiliates in connection with the offer and sale of any of the Offered Securities or in connection with Exempt Resales, including, but not limited to, articles, notices or other communications published in any newspaper, magazine, or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. No securities of the same class as the Offered Securities have been issued and sold by the Issuers within the six-month period immediately prior to the date hereof. None of the Issuers, the Operating Partnerships or the General Partners has distributed or, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Offered Securities, will distribute, any prospectus in connection with the sale of the Offered Securities other than the Preliminary Offering Circular and the Offering Circular, or other material, if any, permitted by the Securities Act, including Rule 134(c) of the general rules and regulations promulgated thereunder. The Issuers, the Operating Partnerships or the General Partners and their affiliates have complied and will comply with the offering restrictions requirement of Regulation S. The Issuers, Operating Partnerships or the General Partners have not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for this Agreement.

            (j) Except as disclosed in the Preliminary Offering Circular or the Offering Circular (or any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Preliminary Offering Circular or the Offering Circular (or any amendment or supplement thereto), none of the Issuers, the Operating Partnerships or the General Partners has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, that is material to the Issuers and the Operating Partnerships, taken as a whole.

            (k) Each of the Issuers, the Operating Partnerships and the General Partners has filed all material tax returns required to be filed, and has timely paid all taxes shown to be due pursuant to said returns, other than those (i) which, if not paid, would not have a Material Adverse Effect on the Partnership and the Operating Partnerships, taken as a whole or (ii) which are being contested in good faith.

            (l) None of the Partnership, the Operating Partnerships nor the General Partners has sustained since the date of the latest audited financial statements included or incorporated by reference in the Offering Circular any material loss or interference with its business from fire, explosion, flood or other calamity, not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and, except as described in the Offering Circular, and, since the respective dates as of which information is given in the Offering Circular, and except for changes in accumulated other comprehensive income (loss) attributable to the Operating

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      Partnerships' derivative instruments, there has not been any material adverse change in the partners' equity or capital stock or long-term debt of the Partnership, the Operating Partnerships or the General Partners other than the partnership distribution on February 18, 2005 and there has not been any material adverse change in or affecting the financial condition, business, properties, results of operations or prospects of the Partnership and the Operating Partnerships, taken as a whole (any such event in this paragraph being termed a "MATERIAL ADVERSE CHANGE").

            (m) The accountants, PricewaterhouseCoopers LLP, who have certified the consolidated financial statements of the Partnership incorporated by reference in the Preliminary Offering Circular and the Offering Circular (or any amendment or supplement thereto) are independent public accountants as required by the Securities Act.

            (n) The audited and unaudited consolidated balance sheets of the Partnership incorporated by reference in the Offering Circular present fairly in all material respects the financial position of the Partnership as of the dates indicated; the historical information of the Partnership set forth in the Offering Circular under the captions "Summary Historical Financial and Other Data" and "Selected Historical Financial and Other Data" is fairly stated in all material respects in relation to the audited and unaudited historical consolidated financial statements from which it has been derived; and the audited and unaudited consolidated financial statements of the Partnership included in, or incorporated by reference into, the Offering Circular have been prepared in all material respects in conformity with generally accepted accounting principles applied on a substantially consistent basis, except to the extent disclosed therein.

            (o) The Partnership maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary: (x) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements as contemplated by Section 13(b)(2)(B) of the Exchange Act, and (y) to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (p) The General Partner is the sole general partner of the Partnership and AmeriGas Propane with a general partner interest in the Partnership of 1.0% pursuant to the Third Amended and Restated Agreement of Limited Partnership of the Partnership (as it may be amended or restated at or prior to the Closing Date, the "PARTNERSHIP AGREEMENT") and a general partner interest in AmeriGas Propane of 1.0101% pursuant to the Second Amended and Restated Agreement of Limited Partnership of AmeriGas Propane (as it may be amended or restated at or prior to the Closing Date, the "AMERIGAS PROPANE PARTNERSHIP AGREEMENT").

            (q) As of the Closing Date, the General Partner and its consolidated subsidiaries will continue to own limited partner interests in the Partnership represented by 24,525,004 Units (as defined in the Partnership Agreement).

            (r) As of the Closing Date, the Partnership will continue to be the sole limited partner of AmeriGas Propane, with a limited partner interest of 98.9899%, and will own such limited partner interest in AmeriGas Propane free and clear of all liens, encumbrances, charges or claims other than those arising pursuant to the AmeriGas Propane Partnership Agreement.

            (s) The Eagle General Partner is the sole general partner of AmeriGas Eagle with a general partner interest in AmeriGas Eagle of less than 1.0% pursuant to the Amended and

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      Restated Agreement of Limited Partnership of AmeriGas Eagle Propane, L.P.,
      dated as of July 19, 1999.

            (t) AmeriGas Propane is a limited partner of AmeriGas Eagle with a limited partner interest of more than 98% in AmeriGas Eagle, and, except for security interests on the interests in AmeriGas Eagle as described in Exhibits 10.7, 10.8, 10.9, 10.10, 10.10(a), 10.11, 10.12 and 10.12(a) to
      the Annual Report on Form 10-K filed by the Partnership for the fiscal year ended September 30, 2004, AmeriGas Propane owns such limited partner interest in AmeriGas Eagle free and clear of all liens, encumbrances, charges or claims. An unaffiliated third party is a special limited partner of AmeriGas Eagle with a special limited partner interest of less than 1.0%.

            (u) All of the issued shares of capital stock of the General Partner have been duly authorized and validly issued and are fully paid and non-assessable; and all of the issued shares of capital stock of the General Partner are held directly or indirectly by UGI Corporation, free and clear of all liens, encumbrances, equities or claims, except as set forth in the Offering Circular.

            (v) All of the issued shares of capital stock of the Eagle General Partner have been duly authorized and validly issued and are fully paid and non-assessable; except as set forth in the Offering Circular and except for security interests on the stock of the Eagle General Partner as described in Exhibits 10.7, 10.8, 10.9, 10.10, 10.10(a), 10.11, 10.12 and
      10.12(a) to the Annual Report on Form 10-K filed by the Partnership for the fiscal year ended September 30, 2004, all of the issued shares of capital stock of the Eagle General Partner are held directly or indirectly by AmeriGas Propane, free and clear of all liens, encumbrances, equities or claims.

            (w) Each of the Issuers, the Operating Partnerships and the General Partners have all requisite corporate or partnership power and authority to execute, deliver and perform its obligations under this Agreement and, to the extent applicable, the Indenture, the Registration Rights Agreement and the Offered Securities (the Indenture, the Registration Rights Agreement and the Offered Securities are referred to as the "OPERATIVE DOCUMENTS") to which it is a party and to consummate the transactions contemplated hereby and thereby, including, without limitation, with respect to the Partnership, the partnership power and authority to issue, sell and deliver the Offered Securities as provided herein and therein, and with respect to Finance Corp., the corporate power and authority to issue, sell and deliver the Offered Securities as provided herein and therein.

            (x) This Agreement has been duly and validly authorized, executed and delivered by each of the Issuers, the Operating Partnerships and the General Partners.

            (y) At or before the Closing Date, (i) the Issuers shall issue $415.0 million of the Offered Securities pursuant to the terms of the Offering Circular, and (ii) the Partnership shall use such proceeds as set forth in the Offering Circular.

            (z) Each of the Partnership and the Operating Partnerships have all necessary consents, approvals, authorizations, orders, registrations and qualifications of or with any court or governmental agency or body having jurisdiction over it or any of its properties or of or with any other person to conduct its business as set forth or contemplated in the Offering Circular, except such consents, approvals, authorizations, orders, registrations or qualifications which, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect upon the Issuers and the Operating Partnerships, taken as a whole.

            (aa) Except as described in the Offering Circular, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of any of the Issuers, the Operating Partnerships or the General

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      Partners, threatened, to which any of the Issuers, the Operating
      Partnerships or the General Partners, or any of their respective subsidiaries is or may be a party or to which the business or property of any of the Issuers, the Operating Partnerships or the General Partners, or any of their respective subsidiaries is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or that has been proposed by any governmental body and (iii) no injunction, restraining order or order of any nature by a federal or state court or foreign court of competent jurisdiction to which any of the Issuers, the Operating Partnerships or the General Partners, or any of their respective subsidiaries is or may be subject that is reasonably expected to (x) individually or in the aggregate, have a Material Adverse Effect on the Issuers and the Operating Partnerships, taken as a whole, or the General Partners, (y) prevent or result in the suspension of the issuance of the Offered Securities or (z) in any manner draw into question the validity of this Agreement and the Operative Documents.

            (bb) None of the Issuers, the Operating Partnerships or the General Partners (i) have violated any environmental, safety, health or similar law or regulation applicable to its business relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), which violation would have a Material Adverse Effect on the Issuers and the Operating Partnerships, taken as a whole, (ii) lacks any permits, licenses or other approvals required of them under applicable Environmental Laws to own, lease or operate their properties and conduct their business as described in the Offering Circular, or (iii) is violating any terms and conditions of any such permit, license or approval, which, in the case of clause (ii) or (iii), would have a Material Adverse Effect on the Issuers and the Operating Partnerships, taken as a whole.

            (cc) The Issuers, the Operating Partnerships and the General Partners maintain insurance covering their respective properties, operations, personnel and businesses. In the General Partners' reasonable judgment, such insurance insures against such losses and risks as are adequate to protect the Issuers, the Operating Partnerships and the General Partners and their businesses. None of the Issuers, the Operating Partnerships or the General Partners has received notice from any respective insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance. All such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

            (dd) The Indenture has been duly and validly authorized by each of the Issuers and, when duly executed and delivered by each Issuer and the Trustee, will be the legally valid and binding obligation of each Issuer, enforceable against each Issuer in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and except that rights to indemnification thereunder may be limited by federal or state securities laws or policy relating thereto. The Indenture, when executed and delivered, will conform in all material respects to the description thereof in the Offering Circular.

            (ee) The Offered Securities have been duly and validly authorized for issuance and sale to you by each of the Issuers pursuant to this Agreement and, when issued and authenticated in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms hereof, will be the legally valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms and entitled to the benefits of the Indenture, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The Offered Securities, when executed and delivered, will conform in all material respects to the description thereof in the Offering Circular.

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            (ff) The Registration Rights Agreement has been duly and validly authorized by each of the Issuers and, when duly executed and delivered by each Issuer, will be the legal, valid and binding obligation of each such person, enforceable against each such person in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and by general equity principles and except that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto. The Registration Rights Agreement, when executed and delivered, will conform in all material respects to the description thereof in the Offering Circular.

            (gg) The Offered Securities have been duly and validly authorized for issuance by each of the Issuers, and when issued and authenticated in accordance with the terms of the Indenture and the Registration Rights Agreement, will be the legally valid and binding obligations of each of the Issuers, enforceable against each of the Issuers in accordance with their terms and entitled to the benefits of the Indenture, except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

            (hh) None of the Issuers, the Operating Partnerships or the General Partners is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Offering Circular, will be an "investment company" or be "controlled by" an "investment company" as those terms are defined in the Investment Company Act of 1940, as amended.

            (ii) None of the Issuers, the Operating Partnerships, the General Partners or any of their affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of
      Section 517.075, Florida Statutes, and each of the Issuers, the Operating Partnerships and the General Partners agrees to comply with such Section if prior to the completion of the distribution of the Notes it commences doing such business.

            (jj) When the Offered Securities are issued and delivered pursuant to this Agreement, none of the Offered Securities will be of the same class (within the meaning of Rule 144A) as securities of the Issuers that are listed on a national securities exchange registered under Section 6 of the Exchange Act or that are quoted in a United States automated interdealer quotation system.

            (kk) No form of general solicitation or general advertising (as defined in Regulation D under the Securities Act) was used by the Issuers, the General Partners or the Operating Partnerships or their affiliates in connection with the offer and sale of the Offered Securities contemplated hereby.

            (ll) None of the Issuers, the General Partners, the Operating Partnerships or any of their respective affiliates or any person acting on its or their behalf (other than the Purchasers, as to whom the Issuers, the General Partners and the Operating Partnerships make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S with respect to the Offered Securities.

            (mm) The Issuers will furnish the Purchasers, without charge, as many copies of the Preliminary Offering Circular and the Offering Circular, and any amendments or supplements thereto, as the Purchasers may reasonably request. The Issuers consent to the use of the Preliminary Offering Circular and the Offering Circular, and any amendments and supplements thereto, by the Purchasers in connection with Exempt Resales.

      Each of the Issuers, the Operating Partnerships and the General Partners acknowledge that the Purchasers and, for purposes of the opinions to be delivered to the Purchasers pursuant to Section 6 hereof, counsel to the Issuers, the Operating Partnerships and the General Partners and counsel to the Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

      3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Issuers agree to sell to the Purchasers, and the Purchasers agree, severally and not jointly, to purchase from the Issuers, at a purchase price of 99.04% of the principal amount thereof in the respective principal amounts of the Offered Securities as set forth opposite the names of the several Purchasers in Schedule A hereto.

      The Issuers will deliver against payment of the purchase price the Offered Securities in the form of one or more permanent global securities in definitive form (the "GLOBAL SECURITIES") deposited with the Trustee as custodian for The Depository Trust Issuers ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Offering Document. Payment for the Offered Securities shall be made by the Purchasers by wire transfer of immediately available funds to an account designated by the General Partner at 9:00 A.M. (New York City time), on May 3, 2005, at the offices of Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, or at such other time or place as CSFB and the Issuers may determine, such time being herein referred to as the "CLOSING DATE", against delivery to the Trustee as custodian for DTC of the Global Securities representing all of the Offered Securities. The Global Securities will be made available for inspection by the Purchasers and their counsel at the above offices at least 24 hours prior to the Closing Date.

      4. Representations by Purchasers; Resale by Purchasers. Each Purchaser severally represents and warrants to the Issuers, the Operating Partnerships and the General Partners and agrees that:

            (a) Each Purchaser is an "accredited investor" within the meaning of Regulation D of the Securities Act.

            (b) Each Purchaser severally acknowledges that the Offered Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S or pursuant to an exemption from the registration requirements of the Securities Act. Each Purchaser severally represents and agrees that it has offered and sold the Offered Securities, and will only offer and sell the Offered Securities (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering and the Closing Date, in accordance with Rule 903 or Rule 144A under the Securities Act. Accordingly, neither such Purchaser nor its affiliates, nor any persons acting on its or their behalf, have engaged or will engage in any directed selling efforts with respect to the Offered Securities, and such Purchaser, its affiliates and all persons acting on its or their behalf have complied and will comply with the offering restrictions requirement of Regulation S. Each Purchaser severally agrees that, at or prior to confirmation of sale of the Offered Securities, other than a sale pursuant to Rule 144A, such Purchaser will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases the Offered Securities from it during the restricted period a confirmation or notice to substantially the following effect:

            "THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS (I) AS PART OF THEIR DISTRIBUTION AT ANY TIME OR (II) OTHERWISE UNTIL 40 DAYS AFTER THE LATER OF THE DATE OF THE COMMENCEMENT OF THE OFFERING AND THE CLOSING DATE,

            EXCEPT IN EITHER CASE IN ACCORDANCE WITH REGULATION S (OR RULE 144A IF AVAILABLE) UNDER THE SECURITIES ACT. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S."

      Terms used in this subsection (b) have the meanings given to them by Regulation S.

            (c) Each Purchaser severally agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the Offered Securities except for any such arrangements with the other Purchasers or affiliates of the other Purchasers or with the prior written consent of the Issuers.

            (d) Each Purchaser severally agrees that it and each of its affiliates has not, and will not, offer or sell the Offered Securities in the United States by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act, including, but not limited to (i) any advertisement, article, notice or other communication published on the internet or in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. Each Purchaser severally agrees, with respect to resales made in reliance on Rule 144A of any of the Offered Securities, to deliver either with the confirmation of such resale or otherwise prior to settlement of such resale a notice to the effect that the resale of such Offered Securities has been made in reliance upon the exemption from the registration requirements of the Securities Act provided by Rule 144A.

            (e) Each Purchaser severally represents and agrees that (i) it has not offered or sold and prior to the expiry of a period of six months from the closing date, will not offer or sell any Offered Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (ii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Offered Securities in circumstances in which section 21(1) of the FSMA does not apply to the Issuers; and (iii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Offered Securities in, from or otherwise involving the United Kingdom.

            (f) Each Purchaser severally agrees that, prior to or simultaneously with the confirmation of sale by each of the Purchasers to any purchaser of any of the Offered Securities purchased by the Purchasers from the Issuers pursuant hereto, provided that the Issuers have complied with their obligations under Section 2(mm) hereof, the Purchasers shall furnish to such purchaser a copy of the Offering Circular (and any amendment thereof or supplement thereto that the Issuers shall have furnished to the Purchasers prior to the date of such confirmation of sale).

            (g) Such Purchasers also understand that the Issuers, the General Partner and, for purposes of the opinions to be delivered to you pursuant to Section 6 hereof, counsel to the Issuers and the General Partner and counsel to the Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consent to such reliance.

      5. Certain Agreements of the Issuers, the Operating Partnerships and the General Partners. The Issuers agree with the several Purchasers that:

            (a) The Issuers will advise CSFB promptly and, if requested by CSFB, confirm such advice in writing, (i) of any proposal to amend or supplement the Offering Circular and will not effect such amendment or supplementation to the extent that CSFB reasonably objects to such amendment or supplementation after receiving a final draft copy thereof from the Issuers, (ii) of the occurrence of any event that makes any statement of a material fact made in the Offering Circular (or any supplement or amendment thereto) untrue or that requires the making of any additions to or changes in the Offering Circular (or any supplement or amendment thereto) in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Issuers, the Operating Partnerships and the General Partners shall use their best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any of the Offered Securities under any state securities or Blue Sky laws and, if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption of any of the Offered Securities under any state securities or Blue Sky laws, the Issuers, the Operating Partnerships and the General Partners shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

            (b) The Issuers will furnish to CSFB copies of any Preliminary Offering Circular, the Offering Circular and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CSFB may reasonably request. At any time when the Issuers are not subject to Section 13 or 15(d) of the Exchange Act, the Issuers will promptly furnish or cause to be furnished to CSFB (and, upon request, to each of the other Purchasers) and, upon request of holders and prospective purchasers of the Offered Securities, to such holders and purchasers, copies of the information required to be delivered to holders and prospective purchasers of the Offered Securities pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) in order to permit compliance with Rule 144A in connection with resales by such holders of the Offered Securities. The Issuers will pay the expenses of printing and distributing to the Purchasers all such documents.

            (c) The Issuers will arrange for the qualification of the Offered Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions in the United States and Canada as CSFB designates and will continue such qualifications in effect so long as required for the resale of the Offered Securities by the Purchasers, provided that the Issuers will not be required to qualify as a foreign corporation or to file a general consent to service of process in any such state.

            (d) During the period of two years after the Closing Date, the Issuers will, upon request, furnish to CSFB, each of the other Purchasers and any holder of Offered Securities a copy of the restrictions on transfer applicable to the Offered Securities.

            (e) During the period of two years after the Closing Date, the Issuers will not, and will not permit any of their affiliates (as defined in Rule 144) to, resell any of the Offered Securities that have been reacquired by any of them.

            (f) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement becomes effective or is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with: (i) the preparation, printing, filing and distribution of the Preliminary Offering Circular and the Offering Circular (including, without limitation, financial statements and exhibits) and all amendments and supplements thereto, (ii) the printing (or reproduction) and delivery of this Agreement and the Operative Documents and all preliminary and final Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents prepared and delivered in connection herewith and with the Exempt Resales, (iii) the issuance and delivery by the Issuers of the Offered Securities, (iv) the registration or qualification of the Offered Securities for offer and sale under the securities or Blue Sky laws of the several states (including, without limitation, the reasonable fees up to $3,000 and disbursements of your counsel relating to such registration or qualification), (v) furnishing such copies of the Preliminary Offering Circular and the Offering Circular and all amendments and supplements thereto, as may be reasonably requested for use in connection with Exempt Resales, (vi) the preparation and authentication of certificates for the Offered Securities, (vii) the fees, disbursements and expenses of the Issuers', the Operating Partnerships', and the General Partner's counsel and accountants, (viii) all expenses and listing fees in connection with the application for quotation of the Offered Securities in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System -- PORTAL(SM) ("PORTAL"), (ix) all fees and expenses (including fees and expenses of counsel) of the Issuers and the General Partner in connection with approval of the Offered Securities by DTC for "book-entry" transfer, (x) the performance by the Issuers, the Operating Partnerships and the General Partners of their other obligations under this Agreement and the other Operative Documents and (xi) the transportation and other expenses incurred by or on behalf of officers and employees of the General Partner, in connection with presentations to prospective QIBs and Regulation S Purchasers (collectively, "ELIGIBLE PURCHASERS") of the Offered Securities.

            It is understood that, except as otherwise provided in this Agreement, the Purchasers will pay all their own costs and expenses, including the fees of their counsel, transfer taxes on any Exempt Resales of the Offered Securities by the Purchasers and any advertising expenses connected with any offer they make and the transportation and other expenses incurred by the Purchasers in connection with presentations to prospective Eligible Purchasers of the Offered Securites.

            (g) In connection with the offering, until CSFB shall have notified the Issuers and the other Purchasers of the completion of the resale of the Offered Securities, neither the Issuers nor any of their affiliates has or will, either alone or with one or more other persons, bid for or purchase for any account in which it or any of its affiliates has a beneficial interest any Offered Securities or attempt to induce any person to purchase any Offered Securities; and neither it nor any of its affiliates will make bids or purchases for the purpose of creating actual, or apparent, active trading in, or of raising the price of, the Offered Securities.

            (h) To use the proceeds from the sale of the Offered Securities in the manner described in the Offering Circular (and any supplements or amendments thereto) under the caption "Use of Proceeds."

            (i) Not to claim voluntarily the benefit of any usury laws against the holders of any Offered Securities.

            (j) To do and perform all things required to be done and performed under this Agreement by them prior to or after the Closing Date and to satisfy all conditions precedent on their part to the delivery of the Offered Securities.

            (k) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) that would be integrated with the sale of the Offered Securities in a manner that would require the registration under the Securities Act of the sale to you or the Eligible Purchasers of the Offered Securities.

            (l) For so long as any of the Offered Securities remain outstanding and during any period in which the Issuers are not subject to Section 13 or 15(d) of the Exchange Act, to make available to any QIB or beneficial owner of Offered Securities in connection with any sale thereof and any prospective purchaser of such Offered Securities from such QIB or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act.

            (m) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Issuers or any warrants, rights or options to purchase or otherwise acquire debt securities of the Issuers substantially similar to the Offered Securities (other than the Offered Securities), without the prior written consent of the Purchasers.

            (n) To comply with all of its agreements set forth in the Registration Rights Agreement, and all agreements set forth in the representation letter of the Issuers to DTC relating to the approval of the Offered Securities by DTC for "book-entry" transfer.

            (o) To use reasonable efforts to assist the Purchasers in effecting the inclusion of the Offered Securities in PORTAL.

            (p) During a period of two years following the date of this Agreement, to deliver to each of you promptly upon their becoming available, from time to time such publicly available and released information concerning the Issuers, the Operating Partnerships and the General Partners (the "PUBLIC INFORMATION") as you may reasonably request. For purposes of this Section 5(p), the availability of the Public Information on the Commission's Electronic Data Gathering Analysis and Retrieval ("EDGAR") system or any national news-wire system shall be deemed delivery to each of you of such Public Information.

            (q) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than by reason of a default by a Purchaser or by notice given by you terminating this Agreement pursuant to Section 9) or if for any reason the Issuers shall be unable or unwilling to consummate this offering, to reimburse the Purchasers for the fees and expenses to be paid or reimbursed pursuant to Section 4(f) above, and to reimburse the Purchasers for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of counsel to the Purchasers) incurred by the Purchasers in connection with (i) the preparation of the Preliminary Offering Circular, the Offering Circular and the Operative Documents and
      (ii) the offering and sale of the Offered Securities. Notwithstanding any termination of this Agreement, the Issuers and the General Partner shall be liable for all expenses which they have agreed to pay pursuant to
      Section 4(f) hereof.

            (r) Not to distribute prior to the Closing Date any prospectus (as defined under the Securities Act) in connection with the offering and sale of the Offered Securities other than the Preliminary Offering Circular and the Offering Circular, or other material, if any, permitted by the Securities Act, including Rule 134 of the general rules and regulations promulgated thereunder.

      6. Conditions of the Obligations of the Purchasers. The obligations of the several Purchasers to purchase and pay for the Offered Securities will be subject to the accuracy of the representations and warranties on the part of the Issuers, Operating Partnerships and the General Partners contained herein, to the accuracy of the statements of officers of the Issuers, the Operating Partnerships and the General Partners made pursuant to the provisions hereof, to the performance by the Issuers, the Operating Partnerships and the General Partner of their obligations hereunder and to each of the following additional conditions precedent:

      (a) All of the representations and warranties of the Issuers, the Operating Partnerships and the General Partners contained in this Agreement shall be true and correct on the date hereof and on the Closing Date with the same force and effect as if made on and as of the date hereof and the Closing Date, respectively. The Issuers, the Operating Partnerships and the General Partners shall have in all material respects performed or complied with all of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

      (b) The Offering Circular shall have been finalized not later than 6:00 p.m., New York City time, two business days before the Closing Date, and on the Closing Date no stop order suspending the qualification or exemption from qualification of any of the Offered Securities in any jurisdiction referred to in Section 4(f) shall have been issued and no proceeding for that purpose shall have been commenced or to the knowledge or the Issuers, the Operating Partnerships, or the General Partners shall be pending or threatened.

      (c) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency which would, as of the Closing Date, prevent the issuance of any of the Offered Securities.

      (d) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Issuers, the General Partners or the Operating Partnerships or any securities of the Issuers, the General Partners or the Operating Partnerships (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any change, nor shall any notice have been given of any potential or intended change, in the outlook for any rating of the Issuers, the General Partners or the Operating Partnerships or any securities of the Issuers, the General Partners or the Operating Partnerships by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Offered Securities than that on which the Offered Securities were marketed.

      (e) Since the dates as of which information is given in the Offering Circular, other than as set forth in the Offering Circular (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) (i) there shall not have occurred any material adverse change in the partners' capital or capital stock of either of the Issuers, the Operating Partnerships or the General Partners, as the case may be, nor any material increase in the long-term debt of either of the Issuers, the Operating Partnerships, the General Partners (ii) there shall not have been any material adverse change or development involving a prospective change in or affecting the financial condition, business, properties, results of operations or prospects of the Issuers and the Operating Partnerships taken as a whole, the General Partners, and (iii) none of the Issuers, the General Partner or the Operating Partnerships shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in this paragraph 6(e), in your judgment, is material and adverse and, in your judgment, makes it impracticable to market the Offered Securities on the terms and in the manner contemplated in the Offering Circular.

      (f) You shall have received certificates, dated the Closing Date, signed by (i) the President or any Vice President and (ii) a principal financial or accounting officer of the Finance Corp. and of the General Partners confirming, as of the Closing Date, the matters set forth in paragraphs (a), (b), (c) and
(d) of this Section 6.

      (g) (A) You shall have received an opinion, dated the Closing Date and addressed to you, of Morgan, Lewis & Bockius LLP, special counsel to the Issuers, the Operating Partnerships and the General Partners to the effect that:

      (i) Finance Corp. is a corporation validly existing and in good standing under the laws of the jurisdiction of its organization, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted;

      (ii) The General Partner is a corporation duly incorporated and presently subsisting under the laws of the jurisdiction of its organization, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and to act as general partner of the Partnership and AmeriGas Propane;

      (iii) Eagle General Partner is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its organization, with all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and to act as general partner of AmeriGas Eagle;

      (iv) Each of the Partnership and the Operating Partnerships has been duly formed and each of the Partnership and the Operating Partnerships is validly existing as a limited partnership under the Delaware Act, with full partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its respective businesses as described in the Offering Circular;

      (v) The Issuers, the Operating Partnerships and the General Partners have all requisite corporate and partnership power and authority to execute, deliver and perform their respective obligations under this Agreement and the Indenture, and to consummate the transactions contemplated herein and therein, including, without limitation, the corporate or partnership power to issue, sell and deliver the Offered Securities as provided herein;

      (vi) Assuming (A) that each of the Eligible Purchasers is a QIB or a Regulation S Purchaser, (B) the accuracy of your representations regarding the absence of general solicitation in connection with the sale of the Offered Securities to you and the Exempt Resales contained herein and (C) the accuracy of the Purchasers' representations contained herein, it is not necessary in connection with the offer, sale and delivery of the Offered Securities to the Purchasers or in connection with the initial resale of such Offered Securities by the Purchasers, in each case in the manner contemplated by this Agreement and the Offering Circular, to register the Offered Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act, it being understood that no opinion is expressed as to any subsequent resale of the Offered Securities;

      (vii) The statements in the Offering Circular under the caption "Description of the Senior Notes," insofar as they constitute descriptions of the Indenture, the Offered Securities and the Registration Rights Agreement or refer to statements of law or legal conclusions under New York, Delaware corporate or partnership or federal law (except for the Federal Motor Carrier Safety Act and any state or municipal fire safety codes, as to which such counsel need not express any opinion), constitute fair summaries thereof in all material respects;

      (viii) No consent, approval, waiver, license or authorization, or other action by any New York, Delaware or federal governmental authority is required in connection with the issuance and sale of the Offered Securities by the Issuers or for the consummation by each of the Issuers, the Operating Partnerships and the General Partners of their obligations under this Agreement, the Indenture, the Offered Securities or the Registration Rights Agreement, except in each case such consents, approvals, waivers, licenses and other actions (1) as may be required under federal or state securities or Blue Sky laws (as to which, such counsel need not express any opinion), or (2) which, if not obtained, would not have a material adverse effect upon the financial condition, business or results of operations of the Issuers and the Operating Partnerships, taken as a whole, or the General Partners;

      (ix) This Agreement has been duly authorized and validly executed and delivered by each of the Partnership Entities;

      (x) None of the Issuers, or the Operating Partnerships or the General Partners is an "investment company" or a company "controlled by" an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended;

      (xi) The execution and delivery of this Agreement by Finance Corp. and the consummation by the Issuers, the Operating Partnerships and the General Partners of the transactions contemplated hereby will not conflict with, constitute a default under or violate (i) any of the terms, conditions or provisions of the certificate of incorporation or bylaws of Finance Corp.,
      (ii) any of the terms, conditions or provisions of any document, agreement or other instrument known to such counsel to which either of the Issuers, the Operating Partnerships or the General Partners is a party or by which any of such entities is bound (other than as described in the Offering Circular and except for documents, agreements or other instruments that will be extinguished on the Closing Date), (iii) any New York, Delaware corporate or partnership or federal law or regulation (assuming compliance with all applicable federal and state securities or Blue Sky laws and assuming the receipt of all consents, approvals, waivers, licenses and other actions referred to in clause (2) of Section 6(g)(A)(viii) above, as to which such counsel need not express any opinion) or (iv) any judgment, writ, injunction, decree, order or ruling known to such counsel applicable to either of the Issuers, the Operating Partnerships or the General Partners, except for such conflicts, breaches and defaults which would not have a material adverse effect on the financial condition, business, properties or results of operations of the Partnership and the Operating Partnerships, taken as a whole;

      (xii) The Indenture has been duly and validly authorized, executed and delivered by each of the Issuers and (assuming the due authorization, execution and delivery thereof by the Trustee) and constitutes the legal, valid and binding obligation of each such person, enforceable against each such person in accordance with its terms, subject (A) to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors' rights and remedies generally and (B) as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing, regardless of whether enforcement is sought in a proceeding at law or in equity, and except (x) to the extent that a waiver of rights under any usury laws may be unenforceable and (y) that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto;

      (xiii) The issuance and sale of the Offered Securities have been duly and validly authorized by each of the Issuers and, when issued and authenticated in accordance with the terms of the Indenture by the Issuers and paid for by the Purchasers in accordance with the provisions of the Agreement and the Offering Circular and authenticated by the Trustee, will constitute the legal, valid and binding obligations of the Issuers, enforceable against the Issuers in accordance with their terms and entitled to the benefits of the Indenture, subject (A) to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors' rights and remedies generally and (B) as to enforceability to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing, regardless of whether enforcement is sought in a proceeding at law or in equity, and except to the extent that a waiver of rights under any usury laws may be unenforceable;

      (xiv) The Registration Rights Agreement has been duly and validly authorized by each of the Issuers and, when duly executed and delivered by each of the Issuers, will constitute the legal, valid and binding obligation of each such person enforceable against each of the Issuers in accordance with its terms, subject (A) to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors' rights and remedies generally and
      (B) as to enforceability, to general principles of equity, including principles of commercial reasonableness, good faith and fair dealing, regardless of whether enforcement is sought in a proceeding at law or in equity, and except (x) to the extent that a waiver of rights under any usury laws may be unenforceable and (y) that rights to indemnification and contribution thereunder may be limited by federal or state securities laws or public policy relating thereto;

      (xv) Neither the execution and delivery of this Agreement by the General Partner nor the consummation by the General Partner of any of the transactions contemplated hereby, will conflict with, constitute a default under or violate any of the terms, conditions or provisions of the articles of incorporation or by-laws of the General Partner; and

      (xvi) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Partnership Entities or any of their property of a character required to be disclosed in the Offering Circular, and, to the knowledge of such counsel, there is no contract or other document of a character required to be described in the Offering Circular, or to be filed as an exhibit thereto, which is not described or filed as required; and the statements in the Partnership's Annual Report on Form 10-K for its fiscal year ended September 30, 2004 under the heading "Business - Government Regulation," which are incorporated by reference in the Offering Circular, insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings as of the filing date of the Partnership's Annual Report on Form 10-K for its fiscal year ended September 30, 2004, and, to the knowledge of such counsel, such summaries are accurate and fair summaries as of the Closing Date in all material respects, except with respect to the Federal Motor Carrier Safety Act and any state or municipal fire safety codes, as to which such counsel need not express any opinion.

      In addition, such counsel shall state that it has participated in conferences with directors, officers and other representatives of the General Partner and Finance Corp. and representatives of the independent public accountants for each of the Issuers, the Operating Partnerships and the General Partners at which conferences the contents of the Preliminary Offering Circular and the Offering Circular and related matters were discussed, and that, although such counsel has not independently verified and need not pass upon, or assume responsibility for, the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Circular and the Offering Circular (except to the extent specified in the foregoing opinion), no facts have come to such counsel's attention which lead such counsel to believe that the Preliminary Offering Circular, on the date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Offering Circular, on the date thereof or on the date of such opinion, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any view with respect to the financial statements and related notes, the financial statement schedules and the other financial, statistical and accounting data included in, or incorporated by reference into, the Preliminary Offering Circular and the Offering Circular).

      In rendering their opinions as aforesaid, such counsel may rely upon an opinion or opinions, each dated the Closing Date, of other counsel retained by them or either of the Issuers, the Operating Partnerships or the General Partners as to laws of any jurisdiction other than the United States or the States of New York and Delaware; provided that (1) each such local counsel is reasonably acceptable to you and (2) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is, in form and substance, reasonably satisfactory to you and your counsel.

      In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates (original counterparts of which shall be furnished to you) of the Partnership and the Operating Partnerships and of officers and employees of the Partnership, Finance Corp., and the General Partners and upon information obtained from public officials, (B) rely wholly upon (without independent investigation) opinions of other counsel issued in connection with the Transactions, (C) state that their opinion is limited to federal laws, New York law, Pennsylvania law, the Delaware Act and the Delaware General Corporation Law, (D) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine, (E) state that they express no opinion with respect to the title of any of the General Partners, the Partnership, the Operating Partnerships or any of their affiliates to any real or personal property transferred by or to them and (F) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or the Operating Partnerships may be subject;

      (h) You shall have received an opinion, dated the Closing Date, of Shearman & Sterling LLP, your counsel, in form and substance reasonably satisfactory to you, covering such matters as are customarily covered in such opinions.

      (i) At the time this Agreement is executed and delivered by the Issuers, the Operating Partnerships and the General Partners, and on the Closing Date, you shall have received letters, substantially in the form previously approved by you, from PricewaterhouseCoopers LLP, independent public accountants, substantially in the forms heretofore approved by you.

      (j) Prior to the Closing Date, the Issuers, the Operating Partnerships and the General Partners shall have furnished to you such further information, customary certificates and documents as you may reasonably request.

      (k) The Issuers and the Trustee shall have entered into the Indenture and you shall have received counterparts, conformed as executed, thereof.

      (l) The Issuers shall have entered into the Registration Rights Agreement and you shall have received counterparts, conformed as executed, thereof.

      All opinions, certificates, letters and other documents required by this
Section 6 to be delivered by the Issuers, the Operating Partnerships and the General Partners will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Issuers will furnish you with such conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request. Any certificate or document signed by any officer of either of the Issuers, the Operating Partnerships or the General Partners and delivered to you or to your counsel, shall be deemed a representation and warranty by either of the Issuers, the Operating Partnerships or the General Partners to you as to the statements made therein.

            7. Indemnification and Contribution. (a) The Issuers, the Operating Partnerships and the General Partners, jointly and severally, agree to indemnify and hold harmless (i) each of the Purchasers and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Purchasers (any of the persons referred to in this clause (ii) being hereinafter referred to as a "CONTROLLING PERSON") and (iii) the respective officers, directors, partners, employees, representatives and agents of each of the Purchasers or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "INDEMNIFIED PERSON") to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and reasonable expenses (including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Person) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in the

Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information furnished in writing to the Issuers or the General Partner by or on behalf of such Purchaser expressly for use therein, it being understood that the only information heretofore furnished by or on behalf of the Purchasers consists of the information described as such in the second paragraph of subsection (c) below and provided, further, that with respect to any untrue statement or omission of material fact made in the Preliminary Offering Circular, the indemnity agreement contained in this Section 7(a) shall not inure to the benefit of the Purchasers from whom the person asserting any such loss, claim, damage or liability purchased the Offered Securities concerned, to the extent that any such loss, claim, damage or liability of such Purchaser occurs under the circumstance where it shall have been determined by a court of competent jurisdiction that (A) the Issuers had previously furnished copies of the Offering Circular to such Purchaser, (B) delivery of the Offering Circular was required by the Securities Act to be made to such person, (C) the untrue statement or omission of a material fact contained in the Preliminary Offering Circular was corrected in the Offering Circular and (D) there was not sent or given to such person, at or prior to the written confirmation of the sale of such securities to such person, a copy of the Offering Circular. The Issuers, the General Partners and the Operating Partnerships shall notify you promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Issuers, the General Partners, the Operating Partnerships or an Indemnified Person.

      (b) In case any action or proceeding (including any governmental investigation) shall be brought or asserted against any of the Indemnified Persons with respect to which indemnity may be sought against the Issuers, the General Partners or the Operating Partnerships, such Indemnified Person shall promptly notify the Issuers, the Operating Partnerships and the General Partners in writing (provided, that the failure to give such notice shall not relieve the Issuers, the General Partners or the Operating Partnerships of their obligations pursuant to this Agreement unless each of the Issuers, the Operating Partnerships and the General Partners is foreclosed by reason of such failure from asserting a defense otherwise available to it). Such Indemnified Person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in (but not control) the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person, rather than the Issuers, the Operating Partnerships or the General Partners, as the case may be, unless (i) the Partnership has agreed in writing to pay such fees and expenses, (ii) the Issuers, the Operating Partnerships and the General Partners have failed to assume the defense and employ counsel or
(iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Indemnified Person and the Issuers, the Operating Partnerships or the General Partners, and such Indemnified Person shall have been advised by its counsel that representation of such Indemnified Person and the Issuers, the Operating Partnerships or the General Partners, as the case may be, by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Issuers, the Operating Partnerships or the General Partners shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Indemnified Person). The Issuers, the Operating Partnerships and the General Partners shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for the Indemnified Persons, which firm shall be designated by CSFB. The Issuers, the Operating Partnerships and the General Partners shall be liable for any settlement of any such action or proceeding effected with the prior written consent of the Issuers, the Operating Partnerships and the General Partners, and the Issuers, the Operating Partnerships and the General Partners, jointly and severally, agree to indemnify and hold harmless any Indemnified Person from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Issuers, the Operating Partnerships and the General Partners.

Notwithstanding the immediately preceding sentence, if at any time an Indemnified Person shall have requested an indemnifying party to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the second sentence of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent (unless such consent has been reasonably withheld) if (i) such settlement is entered into more than twenty business days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement (unless the right to such reimbursement shall have been previously disputed in good faith). The Issuers, the Operating Partnerships and the General Partners shall not, without the prior written consent of an Indemnified Person, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Person is a party thereto), unless such settlement, compromise, consent or termination includes a release of such Indemnified Person from all liability arising out of such action, claim, litigation or proceeding to at least the same extent as any release of the Issuers, the Operating Partnerships or the General Partners obtained in connection with such settlement.

      (c) Each of the Purchasers agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Operating Partnerships and the General Partners, and their respective directors, officers, partners, employees or representatives and any person controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Issuers, the Operating Partnerships or the General Partners, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Issuers, the Operating Partnerships and the General Partners to each of the Indemnified Persons, but only with respect to claims and actions based on information furnished in writing by or on behalf of such Purchaser to the Issuers and the General Partners expressly for use in the Offering Circular.

      The names of the Purchasers on the cover page of the Offering Circular, the first paragraph on page ii of the Offering Circular (regarding stabilization and over-allotment by the Purchasers) and the first, second, third, fifth, seventh and eighth paragraphs under the caption "Plan of Distribution" (regarding the terms of the offering by the Purchasers) constitute the only information heretofore furnished to the Issuers and the General Partner in writing by any Purchaser expressly for use in the Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto.

      (d) If the indemnification provided for in this Section 7 is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative benefits received by the Issuers, the Operating Partnerships and the General Partners, on the one hand, and the Purchasers, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering of the Offered Securities (net of commissions but before deducting expenses) received by the Issuers and the total discounts and commissions received by the Purchasers bear to the total price of the Offered Securities, in each case as set forth on the cover page of the Offering Circular. The relative fault of the Issuers, the Operating Partnerships and the General Partners, on the one hand, and the Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Issuers, the Operating Partnerships or the General Partners, on the one hand, and the Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The indemnity set forth herein shall be in addition to any liability or obligation the Issuers, the Operating Partnerships and the General Partners may otherwise have to any Indemnified Person.

      The Issuers, the Operating Partnerships, the General Partners and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, neither the Purchasers nor the related Indemnified Persons shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total discounts and commissions received by the Purchasers with respect to the Offered Securities exceeds the amount of any damages which the Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      (e) The Issuers, the Operating Partnerships and the General Partners hereby designate Corporation Service Company, 80 State Street, Albany, New York as their authorized agent upon whom process may be served in any action, suit or proceeding that may be instituted in any state or federal court in the State of New York by a Purchaser or any person controlling the Purchaser asserting a claim for indemnification or contribution under or pursuant to this Section 7, and the Issuers, the Operating Partnerships and the General Partners will accept the jurisdiction of such court in such action, and waive, to the fullest extent permitted by applicable law, any defense based upon lack of personal jurisdiction or venue. A copy of any such process shall be sent or given to the Issuers, the Operating Partnerships and the General Partners at the address for notices specified in Section 10 hereof.

      8. Default of Purchasers. If, on the Closing Date, any of the Purchasers shall fail or refuse to purchase Offered Securities that it has agreed to purchase hereunder on such date, and the aggregate principal amount of such Offered Securities that such defaulting Purchaser agreed but failed or refused to purchase does not exceed 10% of the total principal amount of such Offered Securities that the Purchasers are obligated to purchase on such Closing Date, the non-defaulting Purchaser shall be obligated to purchase the amount of such Offered Securities that such defaulting Purchaser agreed but failed or refused to purchase. If, on the Closing Date, a Purchaser shall fail or refuse to purchase the Offered Securities in an aggregate principal amount that exceeds 10% of such total principal amount and arrangements satisfactory to the other Purchaser or Purchasers and the Issuers for the purchase of such Offered Securities are not made within 48 hours after such default, this Agreement shall terminate without liability on the part of the non-defaulting Purchaser or the Issuers and the General Partner, except as otherwise provided in Section 9. In any such case that does not result in termination of this Agreement, the Purchasers or the Issuers may postpone the Closing Date for not longer than seven (7) days, in order that the required changes, if any, in the Offering Circular or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve a defaulting Purchaser from liability in respect of any default by any such Purchaser under this Agreement.

      9. Effective Date of Agreement and Termination. This Agreement shall become effective upon the execution hereof.

      This Agreement may be terminated at any time on or prior to the Closing Date by you by notice to the Issuers if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international or domestic calamity or crisis or material adverse change in the financial markets of the United States, or any other substantial national or international calamity or emergency if the effect of such outbreak, escalation, calamity, crisis, material adverse change or emergency would, in your judgment, make it impracticable or inadvisable to market any of the Offered Securities or to enforce contracts for the sale of any of the Offered Securities, in either case on the terms and in the manner contemplated in the Offering Circular, (ii) any suspension or limitation of trading generally in securities on the New York Stock Exchange or the PORTAL market or any setting of minimum prices for trading on such exchange or market, (iii) the suspension of trading of any securities of the Partnership in any exchange or in the over-the-counter market, (iv) any declaration of a general moratorium by either federal or New York authorities,
(v) the taking of any action by any federal or state government or agency in respect of its monetary or fiscal affairs that in your judgment has a material adverse effect on the financial markets in the United States, and would, in your judgment, make it impracticable or inadvisable to market any of the Offered Securities or to enforce contracts for the sale of any of the Offered Securities or (vi) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other federal or state governmental authority which, in your judgment, would have a Material Adverse Effect on the Issuers and the Operating Partnerships, taken as a whole, or the General Partners.

      The indemnities and contribution provisions and the other agreements, representations and warranties of the Issuers, the Operating Partnerships and the General Partners, their respective officers and directors and of the Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Offered Securities, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the Purchasers or by or on behalf of the Issuers, the Operating Partnerships and the General Partners, the officers or directors of either of the Issuers, the Operating Partnerships or the General Partners or controlling person of any of the Issuers, the Operating Partnerships or the General Partners, (ii) acceptance of the Offered Securities and payment for them hereunder and (iii) termination of this Agreement.

      Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Issuers, the Operating Partnerships, the General Partners, the Purchasers, any Indemnified Person referred to herein and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Offered Securities from any of the Purchasers merely because of such purchase.

      10. Notices. All communications hereunder will be in writing and, if sent to the Purchasers will be mailed, delivered or telegraphed and confirmed to the Purchasers c/o Credit Suisse First Boston LLC, Eleven Madison Avenue, New York, NY 10010-3629, Attention: Transaction Advisory Group; with a copy to Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022, Attention: Marwan Elaraby, or, if sent to the Issuers, the Operating Partnerships or the General Partners, will be mailed, delivered or telegraphed and confirmed to it at the office of the Partnership at 460 North Gulph Road, King of Prussia, PA 19406,
Attention: Robert H. Knauss, Vice President and General Counsel; with a copy to Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue, NW, Washington, DC 20004,
Attention: Linda Griggs; provided, however, that any notice to a Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

      11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder, except that holders of Offered Securities shall be entitled to enforce the agreements for their benefit contained in the second and third sentences of Section 5(b) hereof against the Issuers as if such holders were parties thereto.

      12. Representation of Purchasers. You will act for the several Purchasers in connection with this purchase, and any action under this Agreement taken by you jointly or by CSFB will be binding upon all the Purchasers.

      13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

      14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  [Remainder of Page Left Intentionally Blank]

      If the foregoing is in accordance with the Purchasers' understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Issuers and the several Purchasers in accordance with its terms.

                                        Very truly yours,

                                             AMERIGAS PARTNERS, L.P.
                                             By: AmeriGas Propane, Inc.,
                                                 its general partner

                                             By:_______________________________
                                                Name: Robert W. Krick
                                                Title: Treasurer

                                             AMERIGAS FINANCE CORP.

                                             By:_______________________________
                                                Name: Robert W. Krick
                                                Title: Treasurer

                                             AMERIGAS PROPANE, INC.

                                             By:_______________________________
                                                Name: Robert W. Krick
                                                Title: Treasurer

                                             AMERIGAS PROPANE, L.P.
                                             By: AmeriGas Propane, Inc.,
                                                 its general partner

                                             By:_______________________________
                                                Name: Robert W. Krick
                                                Title: Treasurer

                                             AMERIGAS EAGLE PROPANE, L.P.
                                             By:  AmeriGas Eagle Holdings, Inc.,
                                                 its general partner

                                             By:_______________________________
                                                Name: Robert W. Krick
                                                Title: Treasurer

                                             AMERIGAS EAGLE HOLDINGS, INC.

                                             By:_______________________________
                                                Name: Robert W. Krick
                                                Title: Treasurer

The  foregoing Purchase Agreement
  is hereby confirmed and accepted
  as of the date first above written.


CREDIT SUISSE FIRST BOSTON LLC
     Acting on behalf of itself
     and as the Representative of
     the several Purchasers

By CREDIT SUISSE FIRST BOSTON LLC

By:_____________________________
  Name:
  Title:

                                   SCHEDULE A

                                                                            PRINCIPAL AMOUNT OF
                  MANAGER                                                   OFFERED SECURITIES
                  -------                                                   -------------------
Credit Suisse First Boston LLC........................................      $       290,500,000
Citigroup Global Markets Inc..........................................      $        62,250,000
Wachovia Capital Markets, LLC.........................................      $        62,250,000

                                                                            -------------------
                          Total.......................................      $       415,000,000
                                                                            ===================